AMENDMENT AGREEMENT
-------------------------------------------------------------------


FBG TREASURY (EUROPE) B.V.

FBG TREASURY (USA) INC.

FBG TREASURY (UK) PLC

FBG TREASURY (AUST.) LIMITED

FBG CANADIAN TREASURY INC.

FOSTER'S BREWING GROUP LIMITED

BANK OF AMERICA NATIONAL ASSOCIATION (FORMERLY KNOWN AS BANK OF
AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION)

BA AUSTRALIA LIMITED

BANK OF AMERICA CANADA

BANK OF AMERICA NATIONAL ASSOCIATION (FORMERLY KNOWN AS BANK OF
AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION), AMSTERDAM BRANCH

ARTHUR ROBINSON & HEDDERWICKS
Stock Exchange Centre
530 Collins Street
Melbourne  3000  Australia
Tel  61  3 9614 1011
Fax  61  3 9614 4661

lymm M0110016878v2 999995

(C) Copyright Arthur Robinson & Hedderwicks 2000



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TABLE OF CONTENTS

         Bank Of America Canada                                       1

1.       DEFINITIONS AND INTERPRETATION                               2

2.       AMENDMENTS                                                   2

3.       EFFECTIVE DATE                                               2

4.       REMAINING PROVISIONS UNAFFECTED                              3

5.       GOVERNING LAW AND JURISDICTION                               3

6.       COUNTERPARTS                                                 3





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DATE                Date
-------------

PARTIES
-------------

1. FBG TREASURY (EUROPE) B.V. of Strawinskylaan 3127, 1077 ZX Amsterdam, The Netherlands (TREASURY EUROPE).

2. FBG TREASURY (USA) INC. of Suite 200, 103 Foulk Road, Wilmington, Delaware USA 19803 (TREASURY USA).

3. FBG TREASURY (UK) PLC of Montrose House, Chertsey Boulevard, Hanworth Lane, Chertsey, Surrey KT16 9JX (TREASURY UK).

4. FBG TREASURY (AUST.) LIMITED (ACN 006 865 738) of 77 Southbank Boulevard, Southbank Victoria, Australia (TREASURY AUST).

5. FBG CANADIAN TREASURY INC. of 175 Bloor Street East, North Tower, Suite 706, Toronto, Ontario M4W 3S4 (each a BORROWER).

6. FOSTER'S BREWING GROUP LIMITED (ACN 007 620 886) of 77 Southbank Boulevard, Southbank Victoria, Australia (FOSTER'S BREWING GROUP)

7. BANK OF AMERICA NATIONAL ASSOCIATION (FORMERLY KNOWN AS BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION) (ARBN 064 874 531) of 555 California Street, San Francisco, USA (BANK OF AMERICA).

8. BA AUSTRALIA LIMITED (ACN 004 617 341) of 19-29 Martin Place, Sydney, Australia acting through its Lending Office listed in the First Schedule to the Principal Agreement

9. BANK OF AMERICA CANADA of 200 Front Street West, Toronto, Canada acting through its Lending Office listed in the First Schedule to the Principal Agreement.

10. BANK OF AMERICA NATIONAL ASSOCIATION (FORMERLY KNOWN AS BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION) AMSTERDAM BRANCH acting through its Lending Office(s) listed in the First Schedule to the Principal Agreement (each a LENDER).



RECITALS -------------

A The parties (except Treasury Europe) are parties to an agreement dated 8 May 1996, as amended, under which the Lenders provide the Borrowers with financial accommodation up to a maximum amount of Cdn$60,000,000 or its equivalent in Sterling, Australian dollars, US dollars or Euros (the PRINCIPAL AGREEMENT).


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B    The parties wish Treasury Europe to become and Treasury Europe has agreed to become a Borrower under the Principal Agreement.

C The parties wish to amend the Principal Agreement in the manner set out in this Agreement.
--------------------------------------------------------------------------------


IT IS AGREED as follows.


1.       DEFINITIONS AND INTERPRETATION
--------------------------------------------------------------------------------


         (a) Words which are defined in the Principal Agreement and which are used in this Agreement have the same meaning in this Agreement as in the Principal Agreement, unless the context requires otherwise.

         (b) The provisions of Clauses 1.2 and 1.3 of the Principal Agreement form part of this Agreement as if set out at length in this Agreement.

2.       AMENDMENTS
--------------------------------------------------------------------------------

         The Principal Agreement is amended to read as set out in Schedule 1.


3.       EFFECTIVE DATE
--------------------------------------------------------------------------------

         This Agreement takes effect, and the parties agree to be bound by the Principal Agreement as amended by this Agreement from the date (the EFFECTIVE DATE) on which Bank of America National Association (formerly known as Bank of America National Trust and Savings Association), receives the following in form and substance satisfactory to it:

          (a) a copy of a power of attorney appointing attorneys on behalf of each Borrower and Foster's Brewing Group to execute this Agreement;

          (b) a copy of an extract of a board resolution authorising the execution by each Borrower and Foster's Brewing Group of this Agreement;

          (c)  a copy of the Articles of Association of Treasury Europe;

          (d) a copy of the Guarantor Accession Deed duly executed by Treasury Europe;

          (e) a copy of an opinion of Arthur Robinson & Hedderwicks and PricewaterhouseCoopers in relation to the obligations of Treasury Europe under the Guarantor Accession Deed and the Trust Deed;

          (f) a counterpart of this Agreement duly executed by the Borrowers and Foster's Brewing Group;

          (g)  an opinion of Arthur Robinson & Hedderwicks and
               PricewaterhouseCoopers in relation to the obligations of Treasury Europe under this Agreement.

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4.       REMAINING PROVISIONS UNAFFECTED
--------------------------------------------------------------------------------

         Except as specifically amended by this Agreement, all terms and conditions of the Principal Agreement remain in full force and effect. With effect from the Effective Date (as defined in Clause 3), the Principal Agreement as amended by this Agreement is to be read as a single integrated document incorporating the amendments effected by this Agreement.

5.       GOVERNING LAW AND JURISDICTION
--------------------------------------------------------------------------------

         This Agreement is governed by the laws of Victoria. Each party submits to the non-exclusive jurisdiction of courts exercising jurisdiction in connection with matters concerning this Agreement.

6.       COUNTERPARTS
----------------------------------------------------------------

         This Agreement may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.


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EXECUTED in Melbourne and Sydney.



Each attorney executing this Agreement states that he or she has no notice of revocation or suspension of his or her power of attorney.



SIGNED for and on behalf of FBG
TREASURY (EUROPE) B.V. by its attorney in the presence of:


/s/ Seng T. Tan
---------------------------------------------------
ATTORNEY'S SIGNATURE

Seng T. Tan, Vice President - Treasury
---------------------------------------------------
PRINT NAME

/s/ Domenic E. Panaccio
---------------------------------------------------
WITNESS SIGNATURE

Domenic E. Panaccio, Assistant Treasurer
---------------------------------------------------
PRINT NAME





SIGNED for and on behalf of FBG
TREASURY (USA) INC. by its attorney in the presence of:


/s/ Seng T. Tan
---------------------------------------------------
ATTORNEY'S SIGNATURE

Seng T. Tan, Vice President - Treasury
---------------------------------------------------
PRINT NAME

/s/ Domenic E. Panaccio
---------------------------------------------------
WITNESS SIGNATURE

Domenic E. Panaccio, Assistant Treasurer
---------------------------------------------------
PRINT NAME



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SIGNED for and on behalf of FBG
TREASURY (UK) PLC by its attorney in the presence of:


/s/ Seng T. Tan
---------------------------------------------------
ATTORNEY'S SIGNATURE

Seng T. Tan, Vice President
---------------------------------------------------
PRINT NAME

/s/ Domenic E. Panaccio
---------------------------------------------------
WITNESS SIGNATURE

Domenic E. Panaccio, Assistant Treasurer
---------------------------------------------------
PRINT NAME




SIGNED for and on behalf of FBG
CANADIAN TREASURY INC. by its attorney in the presence of:


/s/ Seng T. Tan
---------------------------------------------------
ATTORNEY'S SIGNATURE

Seng T. Tan, Vice President - Treasury
---------------------------------------------------
PRINT NAME

/s/ Domenic E. Panaccio
---------------------------------------------------
WITNESS SIGNATURE

Domenic E. Panaccio, Assistant Treasurer
---------------------------------------------------
PRINT NAME



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SIGNED for and on behalf of FBG
TREASURY (AUST.) LIMITED by its attorney in the presence of:


/s/ Seng T. Tan
---------------------------------------------------
ATTORNEY'S SIGNATURE

Seng T. Tan, Vice President - Treasury
---------------------------------------------------
PRINT NAME

/s/ Domenic E. Panaccio
---------------------------------------------------
WITNESS SIGNATURE

Domenic E. Panaccio, Assistant Treasurer
---------------------------------------------------
PRINT NAME



SIGNED for and on behalf of FOSTER'S
BREWING GROUP LIMITED by its attorney in the presence of:


/s/ Seng T. Tan
---------------------------------------------------
ATTORNEY'S SIGNATURE

Seng T. Tan, Vice President - Treasury
---------------------------------------------------
PRINT NAME

/s/ Domenic E. Panaccio
---------------------------------------------------
WITNESS SIGNATURE

Domenic E. Panaccio, Assistant Treasurer
---------------------------------------------------
PRINT NAME


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SIGNED for and on behalf of BANK OF
AMERICA NATIONAL ASSOCIATION (FORMERLY
KNOWN AS BANK OF AMERICA NATIONAL
TRUST AND SAVINGS ASSOCIATION) by its
attorney in the presence of:


/s/ Anna Benassi
---------------------------------------------------
ATTORNEY'S SIGNATURE

Anna Benassi
---------------------------------------------------
PRINT NAME

/s/ Shirin Jamil
---------------------------------------------------
WITNESS SIGNATURE

Shirin Jamil
---------------------------------------------------
PRINT NAME







SIGNED for and on behalf of BA AUSTRALIA LIMITED by its attorney in the presence of:


/s/ Anna Benassi
---------------------------------------------------
ATTORNEY'S SIGNATURE

Anna Benassi
---------------------------------------------------
PRINT NAME

/s/ Shirin Jamil
---------------------------------------------------
WITNESS SIGNATURE

Shirin Jamil
---------------------------------------------------
PRINT NAME


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SIGNED for and on behalf of BANK OF
AMERICA CANADA by its attorney in the
presence of:


/s/ Eu Jin Cheah
---------------------------------------------------
ATTORNEY'S SIGNATURE

Eu Jin Cheah
---------------------------------------------------
PRINT NAME

/s/ Shirin Jamil
---------------------------------------------------
WITNESS SIGNATURE

Shirin Jamil
---------------------------------------------------
PRINT NAME





SIGNED for and on behalf of BANK OF
AMERICA NATIONAL ASSOCIATION
(formerly known as BANK OF AMERICA
NATIONAL TRUST AND SAVINGS ASSOCIATION)
Amsterdam Branch by its attorney in
the presence of:


/s/ Eu Jin Cheah
---------------------------------------------------
ATTORNEY'S SIGNATURE

Eu Jin Cheah
---------------------------------------------------
PRINT NAME

/s/ Shirin Jamil
---------------------------------------------------
WITNESS SIGNATURE

Shirin Jamil
---------------------------------------------------
PRINT NAME